----------------------------------------------------------------
 Confidential Materials omitted and filed separately with the       ------------
Securities and Exchange Commission. Asterisks denote omissions.     Exhibit 10.1
----------------------------------------------------------------    ------------



                                   ADDENDUM 1
                     OEM Development and Purchase Agreement


Addendum 1 to the agreement dated 22nd day of December, 1999 (the "Agreement"), by and between Aspect Medical Systems, Inc. ("Aspect") and GE Marquette Medical Systems, Inc. ("GE").

Per section 7.3 of the Agreement, Aspect is revising the pricing structure of the Aspect BIS/EEG Module Kit effective for all kits shipped on or after January 1, 2002. The attached Exhibit A, dated December 4, 2001, replaces Exhibit A in the original Agreement.

For the purpose of calculating the volume discount for the calendar year 2001 all BIS module kits shipped from January 1, 2001 through December 31, 2001 will be included in the total volume discount calculation and the discount shall be in accordance with Exhibit A of the original Agreement.

For the purpose of calculating the volume discount for the calendar year 2002, Aspect agrees to include the BIS module kits shipped from October 1, 2001 through December 31, 2001 in the total annual volume purchased in calendar year 2002. The price discount earned by this modified volume calculation shall be in accordance with the Exhibit A attached to this Addendum 1 and the price discount only be applicable to those BIS module kits shipped from January 1, 2002 through December 31, 2002.

For example, if [**] BIS/EEG Module Kits are shipped between October 1, 2001 and December 31, 2001, the volume discount on these [**] kits shall be in accordance with Exhibit A in the original Agreement and shall not be considered for any further discounts. A further example, if [**] BIS module kits are shipped in calendar year 2002, the volume discount will be calculated based on [**] BIS module kits ([**] from 2001 plus [**] from 2002) and priced in accordance with Exhibit A attached to this Addendum 1. The price discount earned in accordance with this discount shall only be applied to the [**] BIS module kits shipped in calendar year 2002.

Please indicate your acceptance of the Amendment 1 by signing below.


Aspect Medical Systems, Inc.          GE Medical Systems, Inc.


By: /s/ Joan Rubin                    By: /s/ Pat VanRyzin
    --------------------------            --------------------------------


Title: Director, OEM Marketing        Title: General Manager, Patient Monitoring
       -----------------------               -----------------------------------



                                                     ADDENDUM 1 DECEMBER 4, 2001
BOSTON 1410625V1

                                   ADDENDUM 1
                                    EXHIBIT A
                       ASPECT PRODUCTS AND PURCHASE PRICES
                            EFFECTIVE JANUARY 1, 2002


A)   ASPECT BIS/EEG MODULE KIT:

     List price for Aspect BIS/EEG Module Kit: $[**] (includes $[**] for components and $[**] for BIS license)

     Volume discounts:

     ---------------------------------------------------------------------------
      QUANTITY PER YEAR       PRICE (COMPONENTS & LICENSE)         DISCOUNT
     ---------------------------------------------------------------------------
           1-1,000                        $[**]                      [**]
     ---------------------------------------------------------------------------
         1,001-3,000                      $[**]                      [**]%
     ---------------------------------------------------------------------------
           >3,000                         $[**]                      [**]%
     ---------------------------------------------------------------------------

     Exceptions to this pricing are BIS/EEG Module Kits purchased by GE for the purpose of exchanging out Aspect A-2000 Monitors to modules as part of the co-marketing agreement. Kits for this purpose will be given the maximum discount (i.e., [**]% off list price).

B)   ASPECT BIS SENSOR

     Transfer price to GE for distribution solely to GE customers outside North America and solely for use with GE BIS/EEG Modules: [**]% of Aspect's list price in the U.S.

C)   ASPECT SPARE PARTS/ACCESSORY PRICES

     ---------------------------------------------------------------------------
        ORDERABLE PARTS/PRODUCTS    ASPECT LIST PRICE (US$)      GE PRICE (US$)
     ---------------------------------------------------------------------------
     DSC-XP (replacement)                    $[**]                    $[**]
     ---------------------------------------------------------------------------
     BIS Engine PCB (replacement)            $[**]                    $[**]
     ---------------------------------------------------------------------------
     Sensor Cable (replacement)              $[**]                    $[**]
     ---------------------------------------------------------------------------
     DSC-4 (replacement)                     $[**]                    $[**]
     ---------------------------------------------------------------------------
     User Manual                             $[**]                    $[**]
     ---------------------------------------------------------------------------

Note A: assumes imputed BIS license fee of $[**] per unit for BIS Engine PCB


                                                     ADDENDUM 1 DECEMBER 4, 2001
BOSTON 1410625V1